UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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PORTSMOUTH SQUARE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY

PORTSMOUTH SQUARE, INC.

10940 Wilshire Blvd., Suite 2150

los angeles, California 90024

(310) 889-2500

Notice of annual meeting of shareholders
to be held on february 20, 2014

To the Shareholders of Portsmouth Square, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Portsmouth Square, Inc. (“Portsmouth” or the “Company”) will be held on February 20, 2014 at 11:00 A.M. at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 for the purpose of considering and acting on the following:

(1)	To elect four Directors to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified;

(2)	To ratify the retention of Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014;

(3)	To approve an amendment to the Company’s By-Laws changing the number of Directors from five (5) to a range of three (3) to seven (7), with the number to be fixed by the Board of Directors;

(4)	To approve, in a non-binding vote, the compensation of our named executive officers; and

(5)	To transact such other business as may properly come before the meeting, or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on January 13, 2014 as the record date for determining the shareholders having the right to vote at the meeting or any adjournment thereof.

Your proxy is important to us whether you own a few or many shares. Please complete, sign, date and promptly return the enclosed proxy in the self-addressed, postage-paid envelope provided. Return the proxy even if you plan to attend the meeting. You may always revoke your proxy and vote in person.

By Order of the Board of Directors,

Michael G. Zybala
Secretary

January 25, 2014

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on February 20, 2014. The Company’s Proxy, Proxy Statement and Annual Report for the fiscal year ended June 30, 2013 are also available on the Portsmouth page of its parent company’s website at: www.intgla.com

PRELIMINARY COPY

PORTSMOUTH SQUARE, INC.

10940 Wilshire Blvd., Suite 2150

los angeles, California 90024

(310) 889-2500

PROXY STATEMENT

annual meeting of shareholders
to be held on february 20, 2014

The Board of Directors of Portsmouth Square, Inc. (the “Company” or “Portsmouth”) is soliciting proxies in the form enclosed with this statement in connection with the Annual Meeting of Shareholders to be held February 20, 2014 or at any adjournment or adjournments thereof.

This Proxy Statement and the accompanying Proxy are first being sent to Shareholders on or about January 25, 2014. Only shareholders of record at the close of business on January 13, 2014 are entitled to notice of, and to vote at, the Annual Meeting.

If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy with a later date or attend the meeting and vote in person.

You may vote at the Annual Meeting only shares that you owned of record on January 13, 2014. There were 734,183 shares of stock outstanding on that date. A majority, or 367,092, of those shares will constitute a quorum for the transaction of business at this meeting. Each share is entitled to one vote on each matter to be presented at the meeting. Unless cumulative voting is elected as described under “Election of Directors” below, the affirmative vote of the holders of the majority of the shares of the Company’s stock present or represented at the meeting and entitled to vote is required to elect directors and ratify or approve the other proposals being voted on at this time.

In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors presently consists of four directors, with one vacancy. We propose to elect four directors, each to hold office until we have the next Annual Meeting and until his successor is elected and qualified. The Board of Directors has nominated John V. Winfield, Jerold R. Babin, John C. Love and William J. Nance. The person(s) named in the enclosed form of proxy will vote it for the election of the nominees listed below unless you instruct him otherwise, or a nominee is unwilling to serve. The Board of Directors has no reason to believe that any nominee will be unavailable. However, in that event, the proxy may vote for another candidate or candidates nominated by the Board of Directors. Upon approval of Proposal No. 3 Amendment to the Company’s By-Laws, the Board of Directors intends to decrease its size to four directors.

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The California Corporations Code, as applicable to the Company, provides that a shareholder may cumulate votes if a shareholder gives notice, prior to the voting, of an intention to cumulate votes. If such a notice is given, every shareholder may cumulate votes. Cumulating votes means that you can take the total number of votes you have for all directors and distribute them among one or more nominees as you see fit. For example, assume you have 100 shares. We have four directors so you have a total of 4 x 100 = 400 votes. You could give all 400 votes to one person or 200 votes to each of two nominees, or 100 votes to each of four nominees. You can use this power only under the circumstances described herein. If cumulative voting is elected, the enclosed form of proxy gives the proxy discretion to cumulate votes so that he can elect the maximum possible number of the nominees identified below.

Any shareholder executing the enclosed form of proxy may withhold authority to vote for any one or more nominees by so indicating in the manner described in the form of proxy. However, the number of votes authorized by the form of proxy will not be affected and the named proxies could probably offset any such action by using cumulative voting if they thought it necessary. Under the California Corporations Code, any shareholder or any person who claims to have been denied the right to vote may apply to a state superior court for a determination of the validity of any election or appointment of any director.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Directors and Executive Officers of the Company. There is no relationship by blood, marriage or adoption among the Directors and Officers. All Directors serve one-year terms with their terms expiring at the Annual Meeting. All Officers of the Company are elected or appointed by the Board of Directors and hold office until the Annual Meeting or until replaced at the discretion of the Board.

Name	Age	Position with the Company	Director Since	Shares of Common Stock Beneficially Owned on January 13, 2014	Percent of Class(1)

John V. Winfield (2)	67	Chairman of the Board; President and Chief Executive Officer	1996	0(4)	0.0%
Jerold R. Babin (3)	79	Director	1996	48,345	6.6%

John C. Love	73	Director	1998	0(4)	0.0%

William J. Nance	70	Director	1996	0(4)	0.0%

Michael G. Zybala	61	Vice President, Secretary and General Counsel	N/A	0	0.0%

David T. Nguyen	40	Treasurer and Controller	N/A	0	0.0%

Santa Fe Financial Corporation and The InterGroup Corporation (4)				600,299(4)	81.7%

All of the above as a group				648,644	88.3%

________________

(1) Based on 734,183 common shares issued and outstanding as of January 13, 2014.

(2) John V. Winfield is the sole beneficial owner of 49,400 shares of common stock of Portsmouth’s majority owner Santa Fe Financial Corporation (“Santa Fe”). The InterGroup Corporation (“InterGroup”) is the beneficial owner of 1,000,227 shares of the common stock of Santa Fe. As the President and Chairman of the Board and a 64.9% beneficial shareholder of InterGroup, Mr. Winfield has voting and dispositive power over a total of 1,049,627 shares of Santa Fe, which represents approximately 84.5% of the voting power of Santa Fe.

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(3) Jerold R. Babin claims sole voting power over the 48,345 shares identified herein, of which he has sole dispositive power over 9,667 shares held in his retirement account. He claims shared dispositive power with his wife over 38,478 shares which they hold as trustees of a family trust.

(4) Santa Fe Financial Corporation is the record and beneficial owner of 505,437 common shares of Portsmouth and Santa Fe’s parent company, InterGroup, is the record and beneficial owner of 94,862 shares of Portsmouth. As directors of Santa Fe and InterGroup, Messrs. Winfield, Nance and Love share the power to direct the vote of the shares of Portsmouth owned by Santa Fe and InterGroup.

Security Ownership of Management in Parent Corporation.

As of January 13, 2014, John V. Winfield is the beneficial owner of 49,400 shares of the common stock of Portsmouth’s parent corporation, Santa Fe. InterGroup is the beneficial owner of 1,000,227 shares of the common stock of Santa Fe. Pursuant to a Voting Trust Agreement dated June 30, 1998, InterGroup also has the power to vote the 49,400 shares of common stock owned by Mr. Winfield giving it a total of 1,049,627 voting shares, which represents 84.5% of the voting power of Santa Fe. As President, Chairman of the Board and a 64.9% beneficial shareholder of InterGroup, Mr. Winfield has voting and dispositive power over the shares owned of record and beneficially by InterGroup. No other director or executive officer of Portsmouth has a beneficial interest in Santa Fe’s shares.

The principal occupation and business experience during the last five years for each of the Directors and Executive Officers of the Company are as follows:

John V. Winfield -- Mr. Winfield was first elected to the Board in May of 1996 and currently serves as the Company’s Chairman of the Board, President and Chief Executive Officer. Mr. Winfield is also Chairman of the Board, President and Chief Executive Officer of Portsmouth’s parent company Santa Fe Financial Corporation (“Santa Fe”), a public company, having held those positions since April 1996. Mr. Winfield is also Chairman of the Board, President and Chief Executive Officer of Santa Fe’s parent company, The InterGroup Corporation (“InterGroup”), a public company, and has held those positions since 1987. Mr. Winfield also serves as Chairman of the Board of Comstock Mining, Inc. (NYSE MKT: LODE), a public company in which he was elected a Director on June 23, 2011. Mr. Winfield’s extensive experience as an entrepreneur and investor, as well as his managerial and leadership experience from serving as a chief executive officer and director of public companies, led to the Board’s conclusion that he should serve as a director of the Company.

Jerold R. Babin -- Mr. Babin was first appointed as a Director of the Company on February 1996. Mr. Babin is a retail securities broker. From 1989 to June 30, 2010, he worked for Prudential Securities (later Wachovia Securities and now Wells Fargo Advisors) where he held the title of First Vice-President. Mr. Babin retired from his position at Wells Fargo advisors in June 2010. For the past 20 years, until present, Mr. Babin has also served as an arbitrator for FINRA (formerly NASD). Mr. Babin is also a nominee as a director of InterGroup. Mr. Babin’s extensive experience in the securities and financial markets as well has his experience in the securities and public company regulatory industry led to the Board’s conclusion that he should serve as a director of the Company.

John C. Love -- Mr. Love was appointed a Director of the Company on March 5, 1998. Mr. Love is an international hospitality and tourism consultant. He is a retired partner in the national CPA and consulting firm of Pannell Kerr Forster and, for the last 30 years, a lecturer in hospitality industry management control systems and competition & strategy at Golden Gate University and San Francisco State University. He is Chairman Emeritus of the Board of Trustees of Golden Gate University and the Executive Secretary of the Hotel and Restaurant Foundation. Mr. Love is also a Director of Santa Fe, having been appointed in March 2, 1999 and a Director of InterGroup, having been appointed in January 1998. Mr. Love’s extensive experience as a CPA and in the hospitality industry, including teaching at the university level for the last 30 years in management control systems, and his knowledge and understanding of finance and financial reporting, led to the Board’s conclusion that he should serve as a director of the Company.

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William J. Nance -- Mr. Nance was first elected to the Board in May 1996. Mr. Nance is also a Director of Santa Fe having held that position since May 1996. He is the President and CEO of Century Plaza Printers, Inc., a company he founded in 1979. He has also served as a consultant in the acquisition and disposition of multi-family and commercial real estate. Mr. Nance is a Certified Public Accountant and, from 1970 to 1976, was employed by Kenneth Leventhal & Company where he was a Senior Accountant specializing in the area of REITS and restructuring of real estate companies, mergers and acquisitions, and all phases of real estate development and financing. Mr. Nance is a Director of InterGroup and has held such position since 1984. Mr. Nance also serves as a director of Comstock Mining, Inc. Mr. Nance’s extensive experience as a CPA and in numerous phases of the real estate industry, his business and management experience gained in running his own businesses, his service as a director and audit committee member for other public companies and his knowledge and understanding of finance and financial reporting, led to the Board’s conclusion that he should serve as a director of the Company.

Michael G. Zybala - Mr. Zybala was appointed as Vice President and Secretary of the Company on February 20, 1998. He is also Vice President, Secretary and General Counsel of Santa Fe. Mr. Zybala is an attorney at law and has served as the Company’s General Counsel since 1995 and has represented the Company as its corporate counsel since 1978. Mr. Zybala also serves as Assistant Secretary and Counsel to InterGroup having held those positions since January 1999.

David T. Nguyen – Mr. Nguyen was appointed as Treasurer of the Company on February 27, 2003. Mr. Nguyen also serves as Treasurer of InterGroup and Santa Fe, having been appointed to those positions on February 26, 2003 and February 27, 2003, respectively. Mr. Nguyen is a Certified Public Accountant and, from 1995 to 1999, was employed by PricewaterhouseCoopers LLP where he was a Senior Accountant specializing in real estate. Mr. Nguyen has also served as the Company’s Controller from 1999 to December 2001 and from December 2002 to present.

Family Relationships: There are no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Involvement in Certain Legal Proceedings: No director or executive officer, or person nominated or chosen to become a director or executive officer, was involved in any legal proceeding requiring disclosure.

BOARD AND COMMITTEE INFORMATION

Board of Directors

Portsmouth is an unlisted company and a Smaller Reporting Company under the rules and regulations of the Securities and Exchange Commission (“SEC”). The majority of its Board of Directors consists of “independent” directors as independence is defined by the applicable rules of the SEC. The Board of Directors held four meetings during the 2013 Fiscal Year (in person, telephonically or by written consent). No Director attended (whether in person, telephonically, or by written consent) less than 75% of all meetings held during the period of time he or she served as Director during the 2013 Fiscal Year.

Board Leadership Structure

The Chairman of the Board, Mr. Winfield, also serves as our Chief Executive Officer. The Board believes that combining the Chairman and Chief Executive officer roles is the most appropriate structure for the Company at this time because (i) this structure has had a longstanding history with the Company, which the Board believes has served our stockholders well through many economic cycles and business challenges; (ii) the Board believes Mr. Winfield’s unique business experience and history with the Company makes it appropriate for him to serve in both capacities; and (iii) the Board believes its corporate government processes and committee structures preserve Board independence by insuring independent discussions among directors and independent evaluation of, and communications with, members of senior management such that separation of the Chairman and Chief Executive Officer roles is unnecessary at this time.

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The Board of Directors has not established a formal process for security holders to send communications to the Board of Directors and the Board has not deemed it necessary to establish such a procedure at this time. Historically, almost all communications that the Company receives from security holders are administrative in nature and are not directed to the Board of Directors. If the Company should receive a security holder communication directed to the Board of Directors, or to an individual director, said communication will be relayed to the Board of Directors or the individual director as the case may be.

The Company does not have any formal policy with regard to board members attendance at annual meetings of shareholders but encourages each director to attend said meetings. All of the Company’s directors attended the fiscal 2012 annual meeting of shareholders.

Committees

Portsmouth has established three committees, an Audit Committee, a Hotel Committee and a Securities Investment Committee. The Company does not have any standing nominating or compensation committees of the Board of Directors. Executive compensation is determined by the independent members of the Board, as independence is defined by the applicable rules and regulations of the SEC. The Company has not engaged any compensation consultants. New director nominations, if any, will be considered and determined by the Board of Directors. The Company has no policy with regard to consideration of any director candidates recommended by security holders. As a Smaller Reporting Company that has approximately 88.3% of its voting securities controlled by management, the Company has not deemed it appropriate to institute such a policy.

Audit Committee. Portsmouth is an unlisted company and Smaller Reporting Company under SEC rules. The Company’s Audit Committee is currently comprised of Messrs. Nance (Chairperson) and Love, each of whom are independent directors as independence is defined by the applicable rules and regulations of the SEC, and as may be modified or supplemented. Each of these directors also meets the audit committee financial expert test based on their qualifications and business experience discussed above. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports provided by the Company to any governmental body or the public; the Company’s system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial processes generally. The Audit Committee is responsible for the selection and retention of the Company’s independent registered public accounting firm. The Audit Committee held six meetings during the 2013 fiscal year. The Company’s Board of Directors has adopted a written charter for the Audit Committee, a copy of that written charter, as amended, is posted on the Portsmouth page of its parent company’s website www.intgla.com.

Hotel Committee. On February 26, 2004, the Board of Directors established a Hotel Committee to actively oversee the Company’s interests in Justice Investors and the repositioning and operations of the Hotel asset. The members of the Special Committee are Directors John C. Love (Chair), William J. Nance and the Company’s Vice President, Secretary and General Counsel, Michael G. Zybala. The Hotel Committee meets on a regular basis, at least once per month.

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Securities Investment Committee. On March 17, 1998, the Company established a Securities Investment Committee to establish guidelines and to review the Company’s investment policies. The Committee consists of all of the Directors of the Company, John V. Winfield (Chair), John C. Love and William J. Nance. During fiscal 2013, the Securities Investment Committee held three meetings, in person, telephonically or by written consent with, all members attending each meeting.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code of Ethics is posted on the Portsmouth page of its parent company’s website at www.intgla.com. The Company will provide to any person without charge, upon request, a copy of its Code of Ethics by sending such request to: Portsmouth Square, Inc., Attn: Treasurer, 10940 Wilshire Blvd., Suite 2150, Los Angeles, CA 90024. The Company will promptly disclose any amendments or waivers to its Code of Ethics on Form 8-K and will post such information on its website.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and each beneficial owner of more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during fiscal 2013 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

EXECUTIVE COMPENSATION

As a Smaller Reporting Company, Portsmouth has no compensation committee. Executive Officer compensation is set by independent members of the Board of Directors as independence is defined by the applicable rules of the SEC and NASDAQ. The Board seeks to design and set compensation to attract and retain highly qualified executive officers and to align their interests with those of long-term owners of the Company. The Board has not engaged any compensation consultants in determining the amount or form of executive or director compensation, but does review and monitor published compensation surveys and studies. The Board may delegate to the Company’s Chief Executive Officer the authority determine the compensation of certain executive officers.

The following table provides certain summary information concerning compensation awarded to, earned by, or paid to the Company’s principal executive officer and other named executive officers of the Company whose total compensation exceeded $100,000 for all services rendered to the Company for each of the Company’s last two completed fiscal years ended June 30, 2013 and 2012. No stock awards, long-term compensation, options or stock appreciation rights were granted to any of the named executive officers during the last two fiscal years.

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SUMMARY COMPENSATION TABLE

Annual Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	All Other Compensation	Total

John V. Winfield Chairman; President and Chief Executive Officer	2013 2012	$ 134,000 (1) $ 134,000 (1)	- -	$ 17,000 (2) $ 17,000 (2)	$ 151,000 $ 151,000

Michael G. Zybala Vice President, Secretary and General Counsel	2013 2012	$ 108,000 $ 101,000	$ 15,000 $ 12,000	- -	$ 123,000 $ 113,000

_________________

(1) Amounts shown include $6,000 per year in regular Directors fees.

(2) During fiscal years 2013 and 2012, the Company also paid annual premiums of $17,000 for a split dollar whole life insurance policy, owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield’s family. This policy was obtained in December 1998 and provides for a death benefit of $1,000,000. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payments to the beneficiary.

As a Smaller Reporting Company, Portsmouth has no compensation committee. Executive Officer compensation is set by disinterested members of the Board of Directors. Portsmouth has no stock option plan or stock appreciation rights for its executive officers. The Company has no pension or long-term incentive plans. There are no employment contracts between Portsmouth and any executive officer, and there are no termination-of-employment or change-in-control arrangements.

In fiscal year ended June 30, 2004, the disinterested members of the Board of Directors established a performance based compensation program for the Company’s CEO to keep and retain his services as a direct and active manager of the Company’s securities portfolio. Pursuant to the current criteria established by the Board, Mr. Winfield is entitled to performance based compensation for his management of the Company’s securities portfolio equal to 20% of all net investment gains generated in excess of an annual return equal to the Prime Rate of Interest (as published in the Wall Street Journal) plus 2%. Compensation amounts are calculated and paid quarterly based on the results of the Company’s investment portfolio for that quarter. Should the Company have a net investment loss during any quarter, Mr. Winfield would not be entitled to any further performance-based compensation until any such investment losses are recouped by the Company. This performance based compensation program may be further modified or terminated at the discretion of the Board of Directors. The Company’s CEO did not earn any performance based compensation for the years ended June 30, 2013 and 2012.

Internal Revenue Code Limitations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), provides that, in the case of a publicly held corporation, the corporation is not generally allowed to deduct remuneration paid to its chief executive officer and certain other highly compensated officers to the extent that such remuneration exceeds $1,000,000 for the taxable year. Certain remuneration, however, is not subject to disallowance, including compensation paid on a commission basis and, if certain requirements prescribed by the Code are satisfied, other performance based compensation. For fiscal years 2013 and 2012, no compensation paid by the Company to its CEO or other executive officers was subject the deduction disallowance prescribed by Section 162(m) of the Code.

SHAREHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

At its Fiscal 2010 Annual Meeting of Shareholders held on February 24, 2011, the Company submitted to its shareholders two proposals regarding executive compensation. The first proposal to approve, in a non-binding vote, the compensation of the Company’s named executive officers was approved by the shareholders, having received more than 98% of the shares voted at the meeting in favor of the proposal. The second proposal was to determine, in a non-binding vote, whether a shareholder advisory vote to approve the compensation of the Company’s executive officers should occur every one, two or three years. The shareholders overwhelmingly voted in favor of three years as the frequency in which the Company should have an advisory vote on executive compensation with more than 88% percent of the shares voted at the meeting being in favor of three years. The Compensation Committee and the Board of Directors have considered the guidance provided by these advisory votes and have set three years as the frequency in which it will have a non-binding vote on executive compensation.

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DIRECTOR COMPENSATION

Each director of the Company is paid a Board retainer fee of $1,500 per quarter for a total annual compensation of $6,000. This policy has been in effect since July 1, 1985. Members of the Company’s Audit Committee also receive a fee of $500 per quarter. Directors and Committee members are also reimbursed for their out-of-pocket travel costs to attend meetings.

On February 26, 2004, the Board of Directors established a Special Hotel Committee to actively oversee the Company’s interests in Justice Investors and the repositioning and operations of the Hotel asset. The members of the Special Committee are Directors John C. Love (Chair), William J. Nance and the Company’s Vice President, Secretary and General Counsel, Michael G. Zybala. For fiscal year ended June 30, 2012 each of the Committee members, who are directors, received monthly fees of $2,500.

The following table provides information concerning compensation awarded to, earned by, or paid to the Company’s directors for the fiscal year ended June 30, 2013.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash		All Other Compensation	Total

Jerold R. Babin	$6,000		-	$6,000

Josef A. Grunwald	$6,000		-	$6,000

John C. Love	$38,000	(1)	-	$38,000

William J. Nance	$38,000	(1)	-	$38,000

John V. Winfield(2)	-		-	-

_________________

(1) Amounts shown include regular Board fees, Audit Committee fees and Hotel Committee fees.

(2) As an executive officer, Mr. Winfield’s directors fees are reported in the Summary Compensation Table.

Change in Control or Other Arrangements

Except for the foregoing, there are no other arrangements for compensation of directors and there are no employment contracts between the Company and its directors or any change in control arrangements.

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Outstanding Equity Awards at Fiscal Year End

The Company did not have any outstanding equity awards at the end of its fiscal year ended June 30, 2013 and has no equity compensation plans in effect.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of January 13, 2014, Santa Fe and InterGroup owned 81.7% of the common stock of Portsmouth, and InterGroup and John V. Winfield, in the aggregate, owned approximately 84.5% of the voting stock of Santa Fe. Certain costs and expenses, primarily rent, insurance and general administrative expenses, are allocated between the Company, Santa Fe, and InterGroup based on management’s estimate of the utilization of resources. Effective June 30, 1998, certain accounting and administrative functions of the Company and its subsidiaries, were transferred to the Los Angeles, California offices of InterGroup. During the fiscal years ended June 30, 2013 and 2012, the Company made payments to InterGroup in the total amount of approximately $72,000 for each of those years, for administrative costs and reimbursement of direct and indirect costs associated with the management of the Company and its investments, including the Partnership asset.

In December 2013, the Compensation Committee of InterGroup approved an increase in the aggregate annual base compensation which Mr. Winfield receives from the Company, Santa Fe and Portsmouth by a total of $250,000, of which it is anticipated that approximately $150,000 will be paid byInterGroup and approximately $100,000 will be paid by Portsmouth.

In connection with the successful completion of the refinancing of the San Francisco Hilton-Financial District owned by Justice Investors, a subsidiary of Portsmouth, and the reorganization of Justice, the Compensation Committee of InterGroup has approved payments to certain officers of Justice and the Company, including $500,000 to Mr. Winfield and $250,000 to Mr. Zybala. In addition, in connection with the foregoing, the Compensation Committee of InterGroup approved additional fees for service on Committees of the InterGroup and Portsmouth Boards of Directors as follows: $250,000 to each of Mr. Jacobs and Mr. Nance in connection with their service on the Strategic Options Committee of InterGroup; and $50,000 to Mr. Love in connection with his service on the Hotel Committee of Portsmouth. With respect to such fees, 20% was paid in December 2013, and it is anticipated that 20% will be paid ins fiscal 2014 and the remaining 60% will be paid in fiscal 2015.

As Chairman of the Securities Investment Committee, the Company’s President and Chief Executive officer, John V. Winfield, oversees the investment activity of the Company in public and private markets pursuant to authority granted by the Board of Directors. Mr. Winfield also serves as Chief Executive Officer of Santa Fe and InterGroup and oversees the investment activity of those companies. Depending on certain market conditions and various risk factors, the Chief Executive Officer, his family, Santa Fe and InterGroup may, at times, invest in the same companies in which the Company invests. The Company encourages such investments because it places personal resources of the Chief Executive Officer and his family members, and the resources of Santa Fe and InterGroup, at risk in connection with investment decisions made on behalf of the Company.

In December 1998, the Board of Directors authorized the Company to obtain whole life insurance and split dollar insurance policies covering the Company’s President and Chief Executive Officer, Mr. Winfield. During fiscal 2013 and 2012, the Company paid annual premiums of $17,000 for the split dollar whole life insurance policy, owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield’s family. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payments to the beneficiary.

There are no other relationships or related transactions between the Company and any of its officers, directors, five-percent security holders or their families that require disclosure.

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Director Independence

Portsmouth is an unlisted company and a Smaller Reporting Company under the rules and regulations of the SEC. With the exception of the Company’s President and CEO, John V. Winfield, all of Portsmouth’s Board of Directors consists of “independent” directors as independence is defined by the applicable rules and regulations of the SEC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
JOHN V. WINFIELD, JEROLD R. BABIN, JOHN C. LOVE AND
WILLIAM J. NANCE AS DIRECTORS OF THE COMPANY

PRINCIPAL HOLDERS OF EQUITY SECURITIES

The following table shows, as of January 13, 2014, the Common Stock owned by every person owning of record (other than securities depositories), or known by the Company to own beneficially, more than 5% of the outstanding shares. Any voting securities beneficially owned by directors and director nominees are disclosed under Proposal 1 - Election of Directors herein.

Name	Shares of Common Stock	Percent of Class(1)

Santa Fe Financial Corporation and The InterGroup Corporation 10940 Wilshire Blvd., Suite 2150 Los Angeles, CA 90024	600,299(2)	81.7%

Jerold R. Babin 555 California Street, Suite 2300 San Francisco, CA 94104	48,345(3)	6.6%

_________________

(1) Based on 734,183 shares issued and outstanding.

(2) Santa Fe Financial Corporation is the record and beneficial owner of 505,437 common shares of Portsmouth and Santa Fe’s parent company, InterGroup, is the record and beneficial owner of 94,862 shares of Portsmouth. The President and Chairman of the Boards of Santa Fe and InterGroup votes these shares.

(3) Jerold R. Babin claims sole voting power over the 48,345 shares identified herein, of which he has sole dispositive power over 9,667 shares held in his retirement account. He claims shared dispositive power with his wife over the 38,478 shares which they hold as trustees of a family trust.

As of January 13, 2014, there were 734,183 shares of the Company’s Common Stock issued and outstanding, which were held by approximately 195 shareholders of record, with a total of approximately 370 shareholders, including beneficial holders.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed the firm of Burr Pilger Mayer, Inc. (“BPM” formerly, Burr, Pilger & Mayer LLP) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014. BPM has served as the Company’s independent registered public accounting firm since October 23, 2007. Although the action of shareholders in this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification of this appointment. Ratification requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.

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We expect that a representative of BPM will be present at the Annual Meeting to respond to appropriate questions from Shareholders, and we will provide this representative with an opportunity to make a statement if he or she desires to do so.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

AUDIT COMMITTEE REPORT

The Audit Committee’s responsibilities are described in a written charter adopted by the Board of Directors. The Audit Committee primary duties and responsibilities are to: serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; appoint and approve the compensation of the Company’s independent registered public accounting firm; review and appraise the audit efforts of the Company’s independent registered public accounting firm; and provide an open avenue of communications among the independent registered public accounting firm, financial and senior management, and the Board of Directors. During fiscal year ended June 30, 2012, the Company retained Burr Pilger Mayer, Inc. (“BPM”) as its independent registered public accounting firm to provide audit and audit related services. All fees and expenses paid to BPM were approved by the Audit Committee.

The Audit Committee reviewed and discussed the audited financial statements with management and BPM, and management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The discussions with BPM also included the matters required by Statement on Auditing Standards No. 114 (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T regarding “Communication with Audit Committees.”

The Audit Committee has also received the written disclosures and the letter from BPM required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, which was also discussed with BPM.

Based on the Audit Committee’s review of the audited financial statements, and the review and discussions with management and BPM referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013 for filing with the Securities and Exchange Commission.

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THE AUDIT COMMITTEE:
WILLIAM J. NANCE, CHAIRPERSON
JOHN C. LOVE

Audit Fees

The aggregate fees billed for each of the last two fiscal years ended June 30, 2013 and 2012 for professional services rendered by Burr Pilger Mayer, Inc., the independent registered public accounting firm for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q reports or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, were as follows:

	2013	2012

Audit fees	$95,000	$104,000
Audit related fees	-	-
Tax fees	-	-
All other fees	-	-

TOTAL:	$95,000	$104,000

Audit Committee Pre-Approval Policies

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to any de minimus exceptions that may be set for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting. All of the services described herein were approved by the Audit Committee pursuant to its pre-approval policies.

None of the hours expended on the independent registered public accounting firms’ engagement to audit the Company’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm’s full-time permanent employees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BURR PILGER MAYER, INC. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 3

AMENDMENT TO THE COMPANY’S BY-LAWS

Article I of the Company’s Board of Directors currently provides that the number of directors shall be five (5), unless and until changed by amendment of the By-Laws duly adopted by the shareholders. The Board of Directors believes that it is in the best interests of the Company to amend the ByLaws to provide that the number of directors be not less than three (3) nor more than seven (7). Therefore, the Board of Directors hereby proposes that the following resolution be approved by the shareholders:

Resolved, that the shareholders approve the deletion of the current Article I, Section 1 of the Company’s By-Laws and replace it with the following text:

“Section 1. Number. The authorized number of directors of this corporation shall be not less than three (3) nor more than seven (7), as determined from time to time by a resolution of the Board of Directors.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”THE APPROVAL OF

THE AMENDMENT TO THE COMPANY’S BY-LAWS TO PROVIDE FOR BOARD DETERMINATION OF THE NUMBER OF AUTHORIZED DIRECTORS WITHIN THE RANGE SET IN THE BY-LAWS.

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PROPOSAL NO. 4

NON-BINDING VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act of 1934, which was added by the Dodd-Frank Wall Street and Consumer Protection Act (the “Dodd Frank Act”) and the related rules of the SEC, we are including in these proxy materials a separate resolution subject to shareholder vote to approve, in a non-binding vote, the compensation of our named executive officers as disclosed on pages _ to __. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. The text of the resolution in respect of Proposal No. 4 is as follows:

“Resolved, that the shareholders approve, in a non-binding vote, the compensation of the Company's named executive officers as disclosed on Pages 9 to 10 in the Proxy Statement relating to the Company's Fiscal 2013Annual Meeting to be held on February 20, 2014.”

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

OTHER BUSINESS

As of the date of this statement, management knows of no business to be presented at the meeting that is not referred to in the accompanying notice. As to other business that may properly come before the meeting, it is intended that the proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with the best judgment of the person voting the proxies.

SHAREHOLDER PROPOSALS

It is presently anticipated that the fiscal 2014 Annual Meeting of Shareholders will be held on February 20, 2015. Shareholder proposals intended to be considered for inclusion in the proxy statement and form of proxy for presentation at the fiscal 2014 Annual Meeting must be received by the Company no later than September 27, 2014. In addition, all proposals must comply with the provisions of Rule 14a-8 adopted under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials. Any proposals must be submitted in writing to the following address: Corporate Secretary, Portsmouth Square, Inc., 10940 Wilshire Blvd., Suite 2150, Los Angeles, CA 90024. It is suggested that the proposal be submitted by certified mail – return receipt requested.

ANNUAL REPORT ON FORM 10-K

The Annual Report on Form 10-K for the fiscal year ended June 30, 2013 accompanies this proxy statement, but is not deemed a part of the proxy solicitation material. A copy of the Company’s Form 10-K for the fiscal year ended June 30, 2013, as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to: Michael G. Zybala, Secretary, Portsmouth Square, Inc., 10940 Wilshire Blvd., Suite 2150, Los Angeles, CA 90024. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of the common stock of the Company on January 13, 2014. The Company’s Form 10-K and other reports are also available on the Portsmouth page of its parent company’s website at www.intgla.com and through the Securities and Exchange Commission’s website www.sec.gov.

By Order of the Board of Directors
PORTSMOUTH SQUARE, INC.

Michael G. Zybala
Dated:	January 25, 2014	Secretary
Los Angeles, California

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# PORTSMOUTH SQUARE, INC.

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***IMPORTANT ANNUAL MEETING INFORMATION***

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MR A SAMPLE
DESIGNATION (IF ANY)
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

## Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

**A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.**

1. Election of Directors:

| | For | Withhold | | For | Withhold | | For | Withhold |
|---|---|---|---|---|---|---|---|---|
| 01 - John V. Winfield | ☐ | ☐ | 02 - Jerold R. Babin | ☐ | ☐ | 03 - John C. Love | ☐ | ☐ |
| 04 - William J. Nance | ☐ | ☐ | | | | | | |

5. Other Business. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any and all adjournments thereof The Board of directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the meeting.

**B Non-Voting Items**

**Change of Address** — Please print new address below.

**Meeting Attendance**
Mark box to the right if you plan to attend the Annual Meeting. ☐

**C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below**

Please date this proxy card and sign above exactly as your name appears on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should give their full titles.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

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▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

## Proxy — PORTSMOUTH SQUARE, INC.

### THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John V. Winfield and Michael G. Zybala, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of Portsmouth Square, Inc. to be held at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 on Thursday, February 20, 2014 at 11:00 a.m., and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

The undersigned hereby ratifies and Confirms all that the attorneys and proxies, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying such notice.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4. THE PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.

PLEASE SIGN AND DATE ON REVERSE SIDE